UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2005

LIBERTY STAR GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50071

(Commission File Number)

90-0175540

(IRS Employer Identification No.)

2766 N. Country Club Road, Tucson, Arizona 85716

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 520-731-8786

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 29, 2005 the Registrant announced that that a week long interpretative work session of its geoscientists including the Technical Advisory Board between December 5 and 9, 2005 has concluded that geophysics, geochemistry and recently received drill hole intercepts from last field season’s work indicate encouraging results. Two areas of porphyry copper mineralization have been partially tested by drilling and vectors for additional testing determined. Another requires additional geochemistry and IP geophysics to determine specific drill targets. One very long and broad area of anomalous gold and molybdenum in vegetation requires additional geochemistry, IP and drill testing. More fieldwork is contemplated and will be planned in detail after full evaluation of the current data, which is ongoing.

Item 9.01. Financial Statements and Exhibits.

99.1	News Release dated December 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR GOLD CORP.

/s/ James Briscoe

James Briscoe, President

Date: January 3, 2006